Exhibit 10.6
Personal and Confidential
August 13, 2022
c/o Endo International plc
First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin, Ireland
Re:    Employment Agreement Extension
Dear Blaise:
In connection with the accelerated payment of your 2023 incentive compensation, Endo International plc (“Endo” or the “Company”) wishes to amend your employment agreement with the Company, dated as of March 6, 2020 (the “Employment Agreement”), as set forth in this letter agreement (this “Amendment”). Effective as of the date hereof, the Employment Agreement is hereby amended as follows:
1.Section 1 of the Employment Agreement is hereby amended by replacing the reference to “the third anniversary thereof” with “March 31, 2024”.
Except as otherwise modified herein, all of the terms of your Employment Agreement shall remain in full force and effect. Sections 15 and 16 of the Employment Agreement are hereby incorporated by reference herein.
***************

Please direct any questions to Tracy Basso, Chief Human Resources Officer.

Very truly yours,

ENDO INTERNATIONAL PLC

By:	/S/ Mark Barberio
Mark Barberio
Chairman of the Board

The above terms and conditions accurately reflect our understanding regarding the Amendment, and I hereby confirm my agreement to the same.

/S/ Blaise Coleman
Name:	Blaise Coleman

8/13/2022
Date: